Exhibit 10.14

168939022

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT, dated as of December 17, 2020 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of February 20, 2018, by and among Acadia Realty Limited Partnership, a Delaware limited partnership (the “Borrower”), Acadia Realty Trust, a Maryland real estate investment trust (the “REIT”) and certain subsidiaries of the Borrower from time to time party thereto, as guarantors, the Lenders and L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender (as heretofore amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement (as amended by this Amendment).

WHEREAS, the Borrower and the Lenders party hereto have agreed to modify the Credit Agreement as herein set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the parties hereto hereby agree that (a) the Credit Agreement (other than the schedules and exhibits thereto) is amended to incorporate the changes marked on the copy of the Credit Agreement attached as Annex I hereto.

SECTION 2.  Conditions of Effectiveness.  This Amendment shall become effective on the date on which each of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “Third Amendment Effective Date”):

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Lenders.

(b)The Borrower shall have paid such fees to the Administrative Agent, for the benefit of the Lenders, as are required to be paid on the date hereof pursuant to that certain fee letter dated November 25, 2020 among the Borrower and BofA Securities, Inc. (the “Third Amendment Fee Letter”).

(c)The Borrower shall have paid such fees to BofA Securities, Inc. as are required to be paid on the date hereof pursuant to the Third Amendment Fee Letter.

SECTION 3.  Representations and Warranties of Loan Parties.  After giving effect to this Amendment, the Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (3) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.  Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)it has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Amendment;

(b)no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is necessary or required in connection with, the execution, delivery and performance of this Amendment;

(c)this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d)no Default or Event of Default has occurred and is continuing; and

(e)the execution, delivery and performance of this Amendment will not violate any Law, or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or conflict with, or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party or any of its Subsidiaries.

SECTION 4.  Affirmation of Guarantors.  Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5.  Ratification.

(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.

2

(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, the Swing Line Lender, any of the L/C Issuers or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, any of the L/C Issuers or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 6.  Modifications.  Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 7.  References.  The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 8.  Counterparts; Execution.  This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.  For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.  Upon the reasonable request of the Administrative Agent, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof.

SECTION 9.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10.  Severability.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

3

SECTION 11.  Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

SECTION 12.  Headings.  Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 13.  Loan Document.  This Amendment is a Loan Document.

SECTION 14.  Entire Agreement.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Without limitation of the foregoing:

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page left blank intentionally]

4

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.

BORROWER:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA REALTY TRUST, its General Partner

By:	/s/ Jason Blacksberg
Name: Jason Blacksberg
Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement

GUARANTORS:

ACADIA REALTY TRUST, a Maryland real estate investment trust

By: /s/ Jason Blacksberg

Name:  Jason Blacksberg

Title: Senior Vice President

ACADIA 1520 MILWAUKEE AVENUE, LLC,

a Delaware limited liability company

ACADIA 2914 THIRD AVENUE, LLC,

a Delaware limited liability company

ACADIA 5-7 EAST 17TH STREET LLC, a Delaware limited liability company

ACADIA 83 SPRING STREET LLC, a Delaware limited liability company

ACADIA BARTOW AVENUE, LLC, a Delaware limited liability company

ACADIA CHESTNUT LLC, a Delaware limited liability company

ACADIA GOLD COAST LLC, a Delaware limited liability company

ACADIA MAD RIVER PROPERTY LLC, a Delaware limited liability company

ACADIA MERCER STREET LLC, a Delaware limited liability company

ACADIA RUSH WALTON LLC, a Delaware limited liability company

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement

ACADIA TOWN LINE, LLC, a Delaware limited liability company

ACADIA WEST 54TH STREET LLC, a Delaware limited liability company

ACADIA WEST SHORE EXPRESSWAY LLC, a Delaware limited liability company

MARK PLAZA FIFTY L.P., a Pennsylvania limited partnership

By: ACADIA MARK PLAZA LLC,

its General Partner

ACADIA MARK PLAZA LLC, a Delaware limited liability company

RD ABINGTON ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

RD ABSECON ASSOCIATES, L.P., a Delaware limited partnership

By: ACADIA ABSECON  LLC,

its General Partner

ACADIA ABSECON LLC, a Delaware limited liability company

RD BLOOMFIELD ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

RD HOBSON ASSOCIATES, L.P., a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

MARK TWELVE ASSOCIATES, LP, a Pennsylvania limited partnership

By:	ACADIA HOBSON, LLC,

its General Partner

ACADIA HOBSON LLC, a Delaware limited liability company

RD METHUEN ASSOCIATES, PARTNERSHIP, a Massachusetts limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

ACADIA PROPERTY HOLDINGS, LLC, a Delaware limited liability company

ACADIA 181 MAIN STREET LLC, a Delaware limited liability company

ACADIA CHICAGO LLC, a Delaware limited liability company

ACADIA CONNECTICUT AVENUE LLC, a Delaware limited liability company

8-12 EAST WALTON LLC, a Delaware limited liability company

RD BRANCH ASSOCIATES, L.P., a New York limited partnership

By:	Acadia Property Holdings, LLC, its General Partner

ACADIA WEST DIVERSEY LLC, a Delaware limited liability company

868 BROADWAY LLC, a Delaware limited liability company

120 WEST BROADWAY LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

11 EAST WALTON LLC, a Delaware limited liability company

865 WEST NORTH AVENUE LLC, a Delaware limited liability company

61 MAIN STREET OWNER LLC, a Delaware limited liability company

252-264 GREENWICH AVENUE RETAIL LLC, a Delaware limited liability company

2520 FLATBUSH AVENUE LLC, a Delaware limited liability company

ACADIA CLARK-DIVERSEY LLC, a Delaware limited liability company

ACADIA NEW LOUDON LLC, a Delaware limited liability company

131-135 PRINCE STREET LLC, a Delaware limited liability company

201 NEEDHAM STREET OWNER LLC, a Delaware limited liability company

SHOPS AT GRAND AVENUE LLC, a Delaware limited liability company

2675 GEARY BOULEVARD LP, a Delaware limited partnership

By:	2675 City Center Partner, LLC, its General Partner

2675 CITY CENTER LLC, a Delaware limited liability company

ACADIA NAAMANS ROAD LLC, a Delaware limited liability company

ACADIA CRESCENT PLAZA LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

RD ELMWOOD ASSOCIATES, L.P., a Delaware limited partnership

By:	Acadia Elmwood Park, LLC,

its General Partner

ACADIA ELMWOOD PARK LLC, a Delaware limited liability company

ROOSEVELT GALLERIA LLC, a Delaware limited liability company

ACADIA 56 EAST WALTON LLC, a Delaware limited liability company

ACADIA SECOND CITY 843-45 WEST ARMITAGE LLC, a Delaware limited liability company

ACADIA SECOND CITY 1521 WEST BELMONT LLC, a Delaware limited liability company

ACADIA SECOND CITY 2206-08 NORTH HALSTEAD LLC, a Delaware limited liability company

ACADIA SECOND CITY 2633 NORTH HALSTEAD LLC, a Delaware limited liability company

HEATHCOTE ASSOCIATE, L.P., a New York limited partnership

By:	Acadia Heathcote, LLC,

its General Partner

ACADIA HEATHCOTE LLC, a Delaware limited liability company

152-154 SPRING STREET RETAIL LLC, a Delaware limited liability company

ACADIA 152-154 SPRING STREET RETAIL LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

165 NEWBURY STREET OWNER LLC, a Delaware limited liability company

ACADIA 639 WEST DIVERSEY LLC, a Delaware limited liability company

ACADIA BRENTWOOD LLC, a Delaware limited liability company

51 GREENE STREET OWNER LLC, a Delaware limited liability company

53 GREENE STREET OWNER LLC, a Delaware limited liability company

ACADIA 4401 WHITE PLAINS ROAD LLC, a Delaware limited liability company

BEDFORD GREEN LLC, a Delaware limited liability company

ACADIA MERRILLVILLE LLC, a Delaware limited liability company

41 GREENE STREET OWNER LLC, a Delaware limited liability company

47-49 GREENE STREET OWNER LLC, a Delaware limited liability company

849 W. ARMITAGE OWNER LLC, a Delaware limited liability company

912 W. ARMITAGE OWNER LLC, a Delaware limited liability company

37 GREENE STREET OWNER LLC, a Delaware limited liability company

907 W. ARMITAGE OWNER LLC, a Delaware limited liability company

45 GREENE STREET OWNER LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

8436-8452 MELROSE OWNER LP, a Delaware limited liability company

8346-8452 MELROSE GENERAL PARTNER LLC, a Delaware limited liability company

917 W. ARMITAGE OWNER LLC, a Delaware limited liability company

CALIFORNIA & ARMITAGE MAIN OWNER LLC, a Delaware limited liability company

ACADIA TOWN CENTER HOLDCO LLC, a Delaware limited liability company

ACADIA MARKET SQUARE, LLC, a Delaware limited liability company

ACADIA NORTH MICHIGAN AVENUE LLC, a Delaware limited liability company

565 BROADWAY OWNER LLC, a Delaware limited liability company

ACADIA BRANDYWINE HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Jason Blacksberg

Name:  Jason Blacksberg

Title: Senior Vice President

          on behalf of the 81 entities listed above

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and the Swing Line Lender

By: /s/ Gregory w. Egli

Name: Gregory W. Egli

Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:  /s/ Denise Smyth

Name:  Denise Smyth

Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

        By:  /s/ Craig V. Koshkarian

Name:  Craig V. Koshkarian

Title: Vice President

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

TD BANK, N.A., as a Lender

        By:  /s/ Gianna Gioia

Name:  Gianna Gioia

Title: Vice President

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

TRUIST BANK, f/k/a Branch Banking and Trust Company, and Successor by Merger to SunTrust Bank, as a Lender

        By:  /s/ Ryan Almond

Name:  Ryan Almond

Title: Director

Signature Page to Second Amendment to Acadia Realty Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ Gregory W. Egli

Name: Gregory W. Egli

Title: Senior Vice President

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement

Annex I to Third Amendment

(see attached)

Signature Page to Third Amendment to Acadia Realty Amended and Restated Credit Agreement